Templeton
Foreign Fund

------------------

  [PHOTO OF
MARK HOLOWESKO
APPEARS HERE]

------------------

Mark Holowesko
Director of Global
Equity Research.

------------------

Mark G. Holowesko is the president and portfolio manager of Templeton Foreign Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as director of equity research worldwide, as well as an officer and director of Templeton Worldwide, Inc. Mr. Holowesko received a B.A. in Economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member and director of the International Society of Financial Analysts.

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Foreign Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the 13th annual report of the Templeton Foreign Fund, which covers the period ended August 31, 1995.

The past fiscal year was marked by extreme volatility in emerging markets and unexpected advances in developed markets. Stock markets of most developed countries posted double-digit returns despite the high degree of uncertainty prevalent in many overseas markets at the beginning of 1995. Much of this uncertainty was precipitated by the devaluation of the Mexican peso in December 1994, which led to a decline of more than 70% (in U.S. dollar terms) in the Mexican equity market. The ensuing negative impact on financial markets, which was coyly coined "the Tequila Effect," was not limited to Latin America. Investors in Asian securities soon discovered that their stocks were declining in value due to professional money managers' generally poor opinions of most emerging markets. However, most major developed markets, particularly those in the United States, the United Kingdom, and Germany, showed surprising strength. One exception was Japan, which suffered from a deteriorating real estate market and the resulting impact on its banks.

Cyclical stocks performed very well throughout the reporting period because of economic growth worldwide. This was especially true of the paper, chemicals and metals sectors. Other strong performers included financial services and technology stocks. Although we lacked exposure to the technology sector, our holdings in these other strong areas helped the performance of the Fund.


--------------------------------------------------------------------------------

Templeton Foreign Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                    European Stocks                  42.5%

                    Australian &
                    New Zealand Stocks                7.3%

                    Latin American Stocks             7.7%

                    Asian Stocks                     12.1%

                    Other Stocks                      3.1%

                    Fixed-Income Securities           8.9%

                    Short-Term Obligations &
                    Other Net Assets                 18.4%

Responding to various economic and financial conditions worldwide, we reduced our holdings in certain developed markets, particularly the United Kingdom and the Netherlands, and bought securities in emerging markets, which we felt were better bargains. The extraordinary potential of emerging markets is often overshadowed by the sheer size of financial markets in developed countries. Although developed countries constitute only a small portion of the world's population, they consume a majority of goods and services

--------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND

Top 10 Holdings on 8/31/95
Based on Total Net Assets

                                                                      % of Total
Name, Industry, Country                                               Net Assets
--------------------------------------------------------------------------------
HSBC Holdings PLC; Banking, Hong Kong                                 1.6%
--------------------------------------------------------------------------------
Telefonos de Mexico SA;
Telecommunications, Mexico                                            1.6%
--------------------------------------------------------------------------------
Telebras-Telecommunicacoes Brasileiras SA;
Telecommunications, Brazil                                            1.6%
--------------------------------------------------------------------------------
U.S Treasury Note, 6.375%, 1/15/00;
Government Bond, United States                                        1.5%
--------------------------------------------------------------------------------
U.S Treasury Note, 6.375%, 7/15/99;
Government Bond, United States                                        1.5%
--------------------------------------------------------------------------------
U.S Treasury Note, 6.0%, 10/15/99;
Government Bond, United States                                        1.5%
--------------------------------------------------------------------------------
Volvo AB, B; Automobiles, Sweden                                      1.4%
--------------------------------------------------------------------------------
Societe Elf Acquitaine SA; Energy Sources,
France                                                                1.3%
--------------------------------------------------------------------------------
Iberdrola SA; Utilities - Electrical & Gas,
Spain                                                                 1.1%
--------------------------------------------------------------------------------
Asea AB, A; Electrical & Electronics, Sweden                          1.1%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 14 of this report.


worldwide. Consider also, that Asia's total Gross National Product (GNP) is amazingly close to the GNP of the U.S. alone, yet Asia has 3.1 billion people, compared with only 260 million in the U.S. As the world's developing markets evolve, these countries' per-capita wealth should increase, which will affect consumption patterns and raise standards of living. We already see this happening in Asia, where GNP has been increasing significantly faster than in the U.S.

Looking forward, the world's financial markets should, hopefully, continue to be volatile. I say "hopefully," because the more volatile the market, the more share prices tend to fluctuate. The more share prices fluctuate, the less likely the market will reflect the "true" value of a company, and the easier it becomes for us to find potential bargain-priced stocks for your Fund. Many investors are frightened by volatility, but we welcome the opportunity it provides us. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20% during that time.* There are, of course, special risks involved with foreign investing related to market, currency, economic, political, and other factors. Developing markets involve similar but heightened risks, in addition to risks

*Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1995.

associated with the relatively small size and lesser liquidity of these markets. These risks are discussed in the Fund's prospectus.

In closing, we would like to mention that although Sir John Templeton has not been involved in investment management of the Templeton Funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors have elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Templeton Foreign Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton Foreign Fund

Q & A

THE FOLLOWING IS AN INTERVIEW
WITH MARK HOLOWESKO, PORTFOLIO
MANAGER OF TEMPLETON
FOREIGN FUND:

Did the Fund's portfolio change dramatically over the course of the year? If so, what are some of the stocks you bought and sold?

Our portfolios generally do not change dramatically from one year to the next, which reflects our "value" style of investing. We concentrate on a company's prospects over a full business cycle, traditionally a three to five year period, and we tend to hold its shares for about that long. This gives us a relatively low portfolio turnover rate, typically about 20% per year.

This year, we concentrated on capturing some of the value we discovered in emerging markets, particularly Latin America, after a series of major price declines. For example, we purchased shares of Telefonos de Mexico SA (Telmex), Telecomunicacoes Brasileiras SA (Telebras), and YPF Sociedad Anonima. We also added to several economically sensitive European stocks, such as Volvo AB and Asea AB.

What were your best performing stocks and sectors?

The commodity sectors, most notably aluminum and paper, performed well and provided significant gains for the Fund. Increasing economic activity and growing demand for commodities in emerging markets led to rising prices for aluminum and paper, which gave a big boost to the stock prices of companies operating in those industries. The Fund's positions in stocks such as Alcan Aluminum Ltd. and Comalco Ltd. benefited from this trend. Other strong performers included BMW and Singapore Airlines Ltd.

Were there any disappointments?
In other words, were there any stocks that did not perform up to your expectations?

Yes, there were. Every year, about one-third of our stock picks do not live up to our expectations. This is normally due to some unanticipated event at the company, a major change in the industry that adversely impacts the company, or less-than-perfect stock selection on our part. If we can continue to keep our mistakes to roughly one-third of our selections, we should be able to achieve the type of returns investors have come to expect. Examples of stocks that did not perform as well as we had hoped include Celsius Industrier AB, Electrolux AB, Oriental Press Group Ltd., and Peregrine Investments Holdings Ltd. Although these stocks declined in price, we did not sell them because we continued to believe they represented excellent potential long-term value.

How should investors deal with market declines?

First, investors should be aware that just as bull markets, or prolonged share price increases, are a normal part of stock market activity, so are bear markets, or prolonged stock price declines. Second, investors should not only expect market declines and use them to their advantage, but they should concentrate on those stocks that have already declined in price even if the overall market has not. Our investments in several utility and real estate stocks, which had already experienced 25% price declines from their recent

                                     Q & A
peaks, reflect this strategy. To a certain extent, by purchasing shares of companies whose prices have already declined, but whose business practices are solid, you may be able to protect yourself during market declines.

Emerging markets appear to be recovering after a poor showing in 1994. What is your outlook for these markets in the near future?

As I mentioned earlier, it is difficult for us to predict how specific markets will perform. I believe, however, that the risk of investing in these markets may have declined because so many of them have already experienced major price corrections. We are also excited about the rising standards of living in many of these countries and the impact this should have on consumption. Today, about 15% of the world's population live in countries belonging to the Organisation of Economic Cooperation and Development, but they consume 75% of most goods and services worldwide. As the remaining 85% of the world's population grows economically, consumption patterns of certain goods and services will be significantly affected. We are already beginning to see this happen, and we have invested assets of the Fund in seeking to benefit from this trend.

Many investors are concerned about China's assuming control of Hong Kong in 1997. What are your thoughts on this matter?

Investors in the Hong Kong market should take some comfort from several observations. First, the entire world seems to know about China's gaining control of Hong Kong in 1997, and one has to believe that the uncertainty of the event has already been discounted in Hong Kong share prices. Second, there is an agreement in place that details how Hong Kong will be run after China assumes control, and most of the provisions of that agreement appear sensible. Finally, Hong Kong's importance to China as a source of capital and "know-how" should not be underestimated. Hong Kong contributes the majority of China's

                                     Q & A
foreign investment capital, and the Chinese government is one of the largest investors in Hong Kong's real estate and stock markets.

Does the overall market look expensive now, or are you finding a number of bargain stocks?

On August 31, our bargain list contained roughly 140 names. During the 10 years I have been with Templeton, this list has fluctuated between 80 and 200 names. Today, we are finding a "normal" number of good ideas, which is in contrast to the Fund's above-normal cash level. This cash position is a result of our selling shares of relatively large companies and buying lower-priced shares of companies that are a bit smaller in size.

                                     Q & A

PERFORMANCE SUMMARY

Templeton Foreign Fund Class I shares provided a total return of 3.14% for the one-year period ended August 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the current maximum 5.75% initial sales charge.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on page 10, the Fund's Class I shares delivered a cumulative total return of more than 385% for the 10-year period ended August 31, 1995.

As measured by net asset value, the price of the Fund's Class I shares decreased from $10.01 on August 31, 1994 to $9.62 on August 31, 1995, while the price of the Fund's Class II shares increased from $9.16 on May 1, 1995 (the inception date for these shares) to $9.59 on August 31, 1995. Please note that Class I share prices reflect performance for an entire year, whereas Class II prices reflect performance for the four-month period these shares have been in existence.

During the reporting period, Class I shareholders received distributions totalling 15.5 cents ($0.155) per share in dividend income and 51.5 cents per share in capital gains, of which 34 cents ($0.34) represented long-term gains and 17.5 cents ($0.175) represented short-term gains. Class II shareholders did not receive distributions because these shares were not in existence when distributions were paid. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on the following page shows how a $10,000 investment in the Fund, over the past ten years, has outperformed the unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index. It also shows how an investment in the Fund over the same period has kept your purchasing power well-ahead of inflation, as measured by the Consumer Price Index (CPI). Class II shares are not represented as they have not been available for a sufficient period of time. Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

--------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND - CLASS I
Total Return Index Comparison
$10,000 Investment (8/31/85 - 8/31/95)

[Graph appears here showing comparison between Templeton Foreign Fund, MSCI EAFE Index and the CPI]

                                       8/85           9/95
Templeton Foreign Fund/1/            $10,000        $45,750
MSCI Eafe Index/2/                   $10,000        $42,840
CPI/3/                               $10,000        $14,184

/1/ Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains. Past performance is not predictive of future results.

/2/  Index is unmanaged and includes reinvested dividends.

/3/  Source:  U.S. Bureau of Labor Statistics.

--------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND

Periods ended August 31, 1995

                                                                   Since         Since
                                                                 Inception     Inception
                         One-Year     Five-Year     Ten-Year     (10/05/82)    (05/01/95)
Average Annual
Total Return/1/
Class I Shares            -2.79%        8.99%        16.42%         16.77%           --

Aggregate
Total Return/2/
Class II Shares              --           --            --             --          2.80%

Cumulative
Total Return/3/
Class I Shares             3.14%       63.16%       385.40%        684.60%           --

Class II Shares              --           --            --             --          4.81%

1. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures have been restated to reflect the current maximum 5.75% initial sales charge for Class I Shares.
See note below.

2. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the maximum 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II Shares, applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge for Class I Shares, or the maximum 1.00% initial sales charge and 1.00% CDSC for Class II Shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Prior to July 1, 1992, Class I shares were offered at a higher initial sales charge. Thus, actual total returns to purchasers of shares during that period would have been different than noted above. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton Foreign Fund--
Class I

If you had invested $10,000 in the Templeton Foreign Fund at its inception, it would be worth over $73,000 today. The chart below illustrates the cumulative total return of an assumed $10,000 investment in the Fund on October 5, 1982, with income dividends and capital gains distributions reinvested through August 31, 1995.*

[Mountain Chart appears here showing an initial Investment of $10,000 made on 10/05/82 (Initial Net Asset Value of $9,425) would be valued at $73,931 on 08/31/95]

*The amount of capital gains distributions accepted in shares was $24,416. The total amount of dividends reinvested was $15,522. The performance information shown represents past performance and is not an indication of future results. For standardized performance figures, please refer to the Performance Summary on page 10. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

TEMPLETON FOREIGN FUND
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE+ (For a share outstanding throughout the year)

                                                 CLASS I
                          ----------------------------------------------------------
                                           YEAR ENDED AUGUST 31
                          ----------------------------------------------------------
                             1995        1994        1993        1992        1991
                          ----------  ----------  ----------  ----------  ----------
Net asset value, begin-
 ning of year             $    10.01  $     8.74  $     7.92  $     7.91  $     8.19
                          ----------  ----------  ----------  ----------  ----------
Income from investment
 operations:
 Net investment income           .23         .14         .14         .20         .25
 Net realized and
  unrealized gain                .05        1.39        1.21         .43         .03
                          ----------  ----------  ----------  ----------  ----------
Total from investment
 operations                      .28        1.53        1.35         .63         .28
                          ----------  ----------  ----------  ----------  ----------
Distributions:
 Dividends from net in-
  vestment income               (.16)       (.13)       (.19)       (.23)       (.26)
 Distributions from net
  realized gains                (.51)       (.13)       (.34)       (.39)       (.30)
                          ----------  ----------  ----------  ----------  ----------
Total distributions             (.67)       (.26)       (.53)       (.62)       (.56)
                          ----------  ----------  ----------  ----------  ----------
Change in net asset
 value                          (.39)       1.27         .82         .01        (.28)
                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year                     $     9.62  $    10.01  $     8.74  $     7.92  $     7.91
                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN*                  3.14%      17.94%      18.65%        8.52%      4.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                    $6,941,238  $5,014,438  $2,667,771  $1,672,161  $1,211,525
Ratio of expenses to av-
 erage net assets              1.15%       1.14%       1.12%        .94%        .80%
Ratio of net investment
 income to average net
 assets                        2.81%       1.84%       2.11%       2.92%       3.59%
Portfolio turnover rate       21.78%      36.75%      21.29%      22.00%      19.24%

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.
 +PER SHARE AMOUNTS FOR YEARS ENDED PRIOR TO AUGUST 31, 1994 HAVE BEEN RESTATED TO REFLECT A 3-FOR-1 STOCK SPLIT EFFECTIVE FEBRUARY 25, 1994.


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                                         CLASS II
                                                      ---------------
                                                      FOR THE PERIOD
                                                       MAY 1, 1995+
                                                          THROUGH
                                                      AUGUST 31, 1995
                                                      ---------------
Net asset value, beginning of period                      $  9.16
                                                          -------
Income from investment operations:
 Net investment income                                        .03
 Net realized and unrealized gain                             .40
                                                          -------
Total from investment operations                              .43
                                                          -------
Net asset value, end of period                            $  9.59
                                                          =======
TOTAL RETURN*                                               4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                           $63,428
Ratio of expenses to average net assets                     1.90%**
Ratio of net investment income to average net assets        1.86%**

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT
  SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
 +COMMENCEMENT OF OFFERING OF SALES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY    ISSUE                           COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 70.4%
-------------------------------------------------------------------------------
 Aerospace & Military Technical Systems:
  1.1%
             British Aerospace PLC             U.K.    5,805,000 $   59,447,927
             Celsius Industrier AB, B          Swe.    1,042,500     14,919,780
                                                                 --------------
                                                                     74,367,707
-------------------------------------------------------------------------------
 Appliances & Household Durables: 1.7%
             Chofu Seisaku Co. Ltd.            Jpn.      133,000      3,264,638
             Electrolux AB, B                  Swe.      900,000     39,257,443
             Email Ltd.                        Aus.    6,091,100     16,253,189
             Fisher & Paykel Ltd.              N.Z.    3,673,800     11,235,520
             Luks Industrial Co. Ltd.          H.K.   24,400,000      3,246,609
             *Luks Industrial Co. Ltd.,
             wts.                              H.K.    1,480,000         22,178
             Sony Corp.                        Jpn.      800,000     43,692,150
                                                                 --------------
                                                                    116,971,727
-------------------------------------------------------------------------------
 Automobiles: 4.3%
             Bayerische Motorenwerke AG
             (BMW)                             Ger.       93,375     51,839,663
             Ciadea SA                         Arg.    3,555,518     14,585,645
             Consorcio G Grupo Dina SA de
             CV                                Mex.    4,521,700      3,466,036
             Consorcio G Grupo Dina SA de
             CV, ADR                           Mex.      839,300      2,832,638
             Peugeot SA                         Fr.      358,100     47,312,086
             Regie Nationale des Usines
             Renault SA                         Fr.      719,400     20,348,883
             Tofas Turk Otomobil Fabrikasi
             AS, GDR                           Tur.   19,400,000     15,520,000
             Volkswagen AG                     Ger.      160,000     48,937,330
             Volvo AB, B                       Swe.    5,005,300     99,395,834
                                                                 --------------
                                                                    304,238,115
-------------------------------------------------------------------------------
 Banking: 11.5%
             ABN AMRO Holding NV              Neth.    1,335,676     51,381,520
             *ABN AMRO Holding NV, trading
             cpn.                             Neth.    1,335,676      1,339,329
             Argentaria Corporacion
             Bancaria de Espana SA              Sp.    1,188,800     45,402,264
             Australia & New Zealand
             Banking Group Ltd.                Aus.   17,483,755     70,964,798
             Banco Bilbao Vizcaya               Sp.    1,700,000     51,439,164
             Banco Central Hispano              Sp.      929,000     19,369,598
             Banco Popular Espanol              Sp.      270,125     41,567,633
             Banco Portugues de
             Investimento SA                  Port.      789,630     11,654,100
             Banco Santander SA                 Sp.      400,000     16,361,027
             Bank of Ireland                   Irl.    2,176,000     12,560,079
             Bank Slaski SA W Katowicach       Pol.      230,460     13,054,582
             Bankinter SA                       Sp.      220,000     19,119,758
             Barclays PLC                      U.K.    3,761,000     42,017,130
             C.S. Holding, br.                Swtz.      452,750     37,104,496
             Canadian Imperial Bank of
             Commerce                          Can.      700,000     17,203,500
             Daegu Bank Co. Ltd.               Kor.      161,870      2,593,856

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY    ISSUE                           COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Banking (cont.)
             Ergo Bank SA                       Gr.      129,440 $    5,950,445
             Grupo Financiero Banamex
             Accival SA, L                     Mex.      150,000        299,283
             *Grupo Financiero Serfin SA,
             B                                 Mex.    2,793,900      2,386,503
             HSBC Holdings PLC                 H.K.    8,426,712    113,212,511
             National Australia Bank Ltd.      Aus.    8,343,988     71,623,291
             National Bank of Canada           Can.    2,784,000     23,066,096
             National Westminster Bank PLC     U.K.    5,338,888     48,751,483
             Philippine National Bank         Phil.       30,204        320,451
             Shinhan Bank Co. Ltd.             Kor.      116,860      2,693,281
             *Shinhan Bank Co. Ltd., new       Kor.          907         20,317
             Standard Chartered PLC            U.K.    4,775,300     32,009,211
             Svenska Handelsbanken, A          Swe.    1,250,000     19,515,736
             Westpac Banking Corp.             Aus.    9,470,950     35,594,103
                                                                 --------------
                                                                    808,575,545
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 1.5%
             Marieberg Tidnings AB, A          Swe.      101,300      2,080,994
             News Corp. Ltd.                   Aus.    3,072,100     15,840,685
             News International PLC            Aus.    3,640,000     18,468,843
             NV Holdingsmij de Telegraaf      Neth.      120,000     15,387,420
             Oriental Press Group Limited      H.K.   30,397,000     12,271,105
             Sing Tao Holdings Ltd.            H.K.   16,702,500      9,925,268
             South China Morning Post
             Holdings Ltd.                     H.K.   48,159,000     26,596,011
                                                                 --------------
                                                                    100,570,326
-------------------------------------------------------------------------------
 Building Materials & Components: 0.6%
             Anglian Group PLC                 U.K.    4,000,000      9,589,126
             *Corcemar Corp.                   Arg.      838,732      4,195,968
             Keumkang Co. Ltd.                 Kor.      100,000      7,659,079
             Pioneer International Ltd.        Aus.    7,351,928     19,120,174
                                                                 --------------
                                                                     40,564,347
-------------------------------------------------------------------------------
 Business & Public Services: 0.1%
             Kardex AG, br.                   Swtz.          150         43,881
-------------------------------------------------------------------------------
 Chemicals: 3.1%
             Akzo Nobel NV                    Neth.      423,413     49,919,248
             Bayer AG                          Ger.      137,700     35,578,753
             DSM NV                           Neth.      770,000     63,687,025
             European Vinyls Corp. EVC
             International NV                 Neth.      553,517     23,513,120
             Kemira OY, 144a                   Fin.    3,000,000     23,686,639
             Rhone-Poulenc SA, A                Fr.    1,018,400     20,878,567
                                                                 --------------
                                                                    217,263,352
-------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                            COUNTRY   SHARES        VALUE

------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------
 Construction & Housing: 0.2%
           Hollandsche Beton Groep NV        Neth.       75,300 $   12,767,366
           Raine PLC                          U.K.    5,300,000      2,384,868
                                                                --------------
                                                                    15,152,234
------------------------------------------------------------------------------
 Electrical & Electronics: 3.2%
           Alcatel Alsthom SA                  Fr.      700,000     70,160,148
           Asea AB, A                         Swe.      838,161     74,612,376
           BBC Brown Boveri Ltd.             Swtz.        7,350      1,512,760
           BBC Brown Boveri Ltd., br.        Swtz.        9,181      9,684,262
           G.P. Batteries International
           Ltd.                              Sing.    2,464,698      6,654,685
           Gold Peak Industries Holdings
           Ltd.                               H.K.   20,756,000      9,585,674
           Great Wall Electronic
           International Ltd.                 H.K.   34,540,800      2,811,097
           Hitachi Ltd.                       Jpn.      365,000      3,994,375
           Philips Electronics NV            Neth.    1,001,000     44,894,439
                                                                --------------
                                                                   223,909,816
------------------------------------------------------------------------------
 Electronic Components & Instruments: 0.1%
           BICC                               U.K.    1,000,000      5,011,792
------------------------------------------------------------------------------
 Energy Equipment & Services: 0.3%
           Koninklijke Pakhoed NV            Neth.      802,048     24,078,500
------------------------------------------------------------------------------
 Energy Sources: 4.8%
           Norsk Hydro AS                     Nor.      602,000     25,415,485
           Repsol SA                           Sp.    1,611,000     50,544,451
           Saga Petroleum AS, A               Nor.    1,577,640     19,907,905
           Saga Petroleum AS, B               Nor.      826,380     10,041,695
           Shell Transport & Trading Co.
           PLC                                U.K.    2,586,700     34,371,678
           Societe Elf Aquitane SA             Fr.    1,286,000     94,123,345
           Total SA, B                         Fr.      924,760     54,293,667
           Transportadora de Gas del Sur
           SA, B, ADR                         Arg.      391,100      4,057,663
           YPF Sociedad Anonima               Arg.    1,475,000     26,269,448
           YPF Sociedad Anonima, ADR          Arg.    1,028,900     18,134,363
                                                                --------------
                                                                   337,159,700
------------------------------------------------------------------------------
 Financial Services: 0.7%
           Axa SA                              Fr.      308,100     17,057,503
           Baer Holding AG                   Swtz.       15,000     15,685,298
           Govett & Co. Ltd.                  U.K.      212,300        958,591
           Peregrine Investments Holdings
           Ltd.                               H.K.   12,000,000     17,129,570
                                                                --------------
                                                                    50,830,962
------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                             COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Food & Household Products: 2.8%
           Albert Fisher Group PLC             U.K.   28,700,255 $   24,047,508
           Burns Philp & Co. Ltd.              Aus.      237,900        506,052
           C.P. Pokphand Co. Ltd.              H.K.   10,757,000      4,238,322
           Cafe de Coral Holdings Ltd.         H.K.   25,377,100      6,032,020
           Embotelladora Andina SA, ADR       Chil.      805,550     27,892,169
           Goodman Fielder Ltd.                Aus.   15,301,069     13,916,231
           Grupo Embotellador de Mexico
           SA, B                               Mex.      189,900      1,195,386
           *Grupo Embotellador de Mexico
           SA de CV, GDR                       Mex.    1,683,500     20,622,875
           Hillsdown Holdings PLC              U.K.   17,046,153     50,518,483
           Lam Soon Foods Inc.                 H.K.    8,000,000      1,291,823
           National Foods Ltd.                 Aus.    8,509,100      8,314,602
           Vitro SA                            Mex.    8,183,320     24,647,769
           Vitro SA, ADR                       Mex.    1,463,840     13,540,520
                                                                 --------------
                                                                    196,763,760
-------------------------------------------------------------------------------
 Forest Products & Paper: 3.0%
           Assidomaen AB                       Swe.      500,000     10,476,869
           Carter Holt Harvey Ltd.             N.Z.    3,470,600      7,904,100
           Cartiere Burgo SPA                  Itl.    2,031,750     13,793,205
           Enso-Gutzeit OY                     Fin.      285,000      2,441,809
           Enso Gutzeit OY, R                  Fin.    3,618,200     31,329,619
           Fletcher Challenge Ltd., N.Z.       N.Z.   16,289,001     44,304,777
           Fletcher Forestry, Aus.             N.Z.      324,619        402,599
           Fletcher Forestry, N.Z.             N.Z.    8,796,050     10,874,796
           Metsa Serla OY, B                   Fin.      402,300     15,858,974
           Primex Forest Products Ltd.         Can.      300,000      1,787,377
           PT Barito Pacific Timber, fgn.     Indo.   18,872,000     20,399,912
           PT Pabrik Kertas Tjiwi Kimia,
           fgn.                               Indo.    2,214,500      4,885,286
           Repola OY                           Fin.    1,243,000     23,763,589
           Stora Kopparbergs Bergslags AB,
           B                                   Swe.    1,500,000     18,694,021
           Unipapel SA                          Sp.      167,900      4,411,023
                                                                 --------------
                                                                    211,327,956
-------------------------------------------------------------------------------
 Health & Personal Care: 1.4%
           Ciba-Geigy AG                      Swtz.       90,000     63,712,187
           Hafslund Nycomed SA, B              Nor.    1,346,700     31,889,453
           Pacific Chemical Co. Ltd.           Kor.       42,290      1,039,201
           Swank International
           Manufacturing Co. Ltd.              H.K.    8,802,000        909,650
                                                                 --------------
                                                                     97,550,491
-------------------------------------------------------------------------------
 Insurance: 3.1%
           Ace Ltd.                            Bmu.    1,682,000     51,721,500
           Aegon NV                           Neth.      734,197     24,674,016

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                             COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Insurance (cont.)
           Baloise-Holding                    Swtz.       26,611 $   53,224,208
           C.E. Heath International
           Holdings                            Aus.    4,000,000      5,261,536
           International Nederlanden Group    Neth.      653,500     36,298,936
           *International Nederlanden
           Group, trading cpn.                Neth.      653,500        762,516
           London Insurance Group Inc.         Can.      300,000      5,892,757
           National Mutual Asia Ltd.           H.K.   17,154,000     12,298,760
           Vital Forsikring AS, A              Nor.      600,000      9,908,085
           *Zurich Reinsurance Centre
           Holdings, Inc.                      U.S.      643,000     18,968,500
                                                                 --------------
                                                                    219,010,814
-------------------------------------------------------------------------------
 Leisure & Tourism: 0.3%
           Grand Hotel Holdings Ltd.           H.K.    9,111,000      3,118,996
           Kuoni Reisen Holding AG, B         Swtz.       11,974     18,185,335
                                                                 --------------
                                                                     21,304,331
-------------------------------------------------------------------------------
 Machinery & Engineering: 0.1%
           *Saurer AG                         Swtz.       20,000      6,473,298
           *Tampella AB OY                     Fin.    1,140,599      3,430,725
                                                                 --------------
                                                                      9,904,023
-------------------------------------------------------------------------------
 Merchandising: 1.5%
           Argyll Group PLC                    U.K.    6,603,978     36,069,393
           Cifra SA, B                         Mex.   15,000,000     19,123,506
           Koninklijke Bijenkorf Beheer NV
           (KBB)                              Neth.      150,000     10,072,926
           Kwik Save Group PLC                 U.K.    1,559,100     17,490,524
           Sears Canada Inc.                   Can.    2,000,000     11,729,659
           Tesco PLC                           U.K.    2,407,700     12,197,648
           Yaohan Hongkong Corp. Ltd.          H.K.   10,000,000        697,584
                                                                 --------------
                                                                    107,381,240
-------------------------------------------------------------------------------
 Metals & Mining: 5.2%
           Alcan Aluminum Ltd.                 Can.    2,209,410     72,193,531
           Alcan Australia Ltd.                Aus.    2,558,050      6,441,223
           *ARBED SA                           Lux.      237,473     32,130,273
           *Asturiana del Zinc SA               Sp.      875,000      9,278,823
           Bohler Uddeholm AG, 144a           Aust.       97,000      6,999,370
           Comalco Ltd.                        Aus.      359,800      1,833,603
           De Beers Consolidated Mines
           Ltd.                               S.AF.      578,800     14,841,026
           Elkem AS                            Nor.    1,524,000     18,518,772
           Goldfields Ltd.                     Aus.      204,398        510,069
           *Inmet Mining Corp.                 Can.      852,000      6,741,761
           Maanshan Iron & Steel Co. Ltd.,
           H                                   Chn.   66,776,000     11,127,896
           Outokumpu OY, A                     Fin.    3,002,134     55,958,018

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                             COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Metals & Mining (cont.)
           *Outokumpu OY, wts.                 Fin.      822,300 $      215,480
           Pechiney SA                          Fr.      700,000     16,791,292
           Pechiney SA, invt. ctf.              Fr.      427,700     27,703,137
           Pohang Iron & Steel Co. Ltd.        Kor.      184,978     17,552,814
           Renison Goldfields Consolidated
           Ltd.                                Aus.    3,632,800     15,154,757
           SIG (Schweizerische Industrie
           Gesellschaft) Holdings AG          Swtz.        1,939      4,200,000
           Trelleborg AB, B                    Swe.    1,500,000     16,331,589
           *Union Miniere NPV                  Bel.      500,000     32,707,340
                                                                 --------------
                                                                    367,230,774
-------------------------------------------------------------------------------
 Multi-Industry: 4.6%
           Amer Group Ltd., A                  Fin.      800,500     13,644,005
           BTR Nylex Ltd.                      Aus.   19,500,000     51,739,689
           Cheung Kong Holdings Ltd.           H.K.    9,500,000     47,125,694
           CNT Group Ltd.                      H.K.   17,100,000      1,005,103
           Dairy Farm International
           Holdings Ltd.                       H.K.   50,087,000     46,580,910
           DESC Sociedad de Formento
           Industrial SA, B                    Mex.    3,305,000     13,483,347
           Fotex First Hungarian-American
           Photo-Service Co.                   Hun.    1,886,615      2,375,514
           Jardine Matheson Holdings Ltd.      H.K.    4,470,954     32,190,869
           Jardine Strategic Holdings Ltd.     H.K.    9,452,849     29,681,946
           Pacific Dunlop Ltd.                 Aus.   24,464,075     57,739,490
           Swire Pacific Ltd., A               H.K.    2,437,500     18,263,144
           Swire Pacific Ltd., B               H.K.    7,334,000      8,716,290
                                                                 --------------
                                                                    322,546,001
-------------------------------------------------------------------------------
 Real Estate: 1.1%
           Bail-Investissement                  Fr.      114,380     19,212,677
           Hang Lung Development Co. Ltd.      H.K.   23,441,000     36,337,941
           *Hang Lung Development Co.
           Ltd., wts.                          H.K.      856,700        132,805
           Hon Kwok Land Investment Co.
           Ltd.                                H.K.   19,000,000      5,215,734
           Ryoden Development Ltd.             H.K.   20,000,000      4,857,254
           Tai Cheung Holdings Ltd.            H.K.   14,199,613     12,290,067
           *Tasman Properties Ltd.             N.Z.   20,000,000        299,321
                                                                 --------------
                                                                     78,345,799
-------------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 0.2%
           +Shenzhen China Bicycles Co.
           (Holdings) Ltd., B                  Chn.   17,824,500      6,217,046
           Yue Yuen Industrial (Holdings)
           Ltd.                                H.K.   24,964,000      6,385,315
                                                                 --------------
                                                                     12,602,361
-------------------------------------------------------------------------------
 Telecommunications: 4.3%
           Alcatel Cable SA                     Fr.       63,857      3,997,031
           Compania de Telecomunicaciones
           de Chile SA, ADR                   Chil.      168,200     12,278,600

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                             COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Telecommunications (cont.)
           STET (Sta Finanziaria
           Telefonica Torino) SPA              Itl.    4,989,500 $   15,252,156
           STET (Sta Finanziaria
           Telefonica Torino) SPA, di Risp     Itl.    2,686,500      6,580,365
           Telecom Argentina Stet France
           SA, ADR                             Arg.      582,400     25,334,400
           Telecom Italia Mobile, di risp      Itl.    7,806,100      7,835,525
           Telecom Italia Spa, di Risp         Itl.    7,806,100     10,016,597
           Telefonica de Argentina SA, B,
           ADR                                 Arg.    1,600,000     39,600,000
           Telefonica de Espana SA              Sp.    5,161,700     69,964,041
           Telefonos de Mexico SA, L           Mex.   13,623,481     22,231,784
           Telefonos de Mexico SA, L, ADR      Mex.    2,700,200     88,431,550
                                                                 --------------
                                                                    301,522,049
-------------------------------------------------------------------------------
 Textiles & Apparel: 0.6%
           Daehan Synthetic Fiber Co. Ltd.     Kor.       18,140      2,322,633
           Fountain Set Holdings Ltd.          H.K.    5,657,000        979,251
           PT Indorama Synthetics, fgn.       Indo.    6,000,000     19,986,764
           Tae Kwang Industrial Co. Ltd.       Kor.        3,010      1,938,670
           Winsor Industrial Corp. Ltd.        H.K.   11,935,000     13,105,219
                                                                 --------------
                                                                     38,332,537
-------------------------------------------------------------------------------
 Transportation: 4.8%
           Anangel-American Shipholdings
           Ltd., ADR                            Gr.       21,300        322,163
           *Bremer Vulkan Verbund AG           Ger.      600,000     33,188,011
           British Airways PLC                 U.K.    4,252,000     28,105,636
           Cathay Pacific Airways Ltd.         H.K.   40,060,000     60,289,239
           Great Eastern Shipping Co.
           Ltd., GDR                           Ind.       77,700        630,147
           IMC Holdings Ltd.                   H.K.   11,982,000      8,544,198
           Koninklijke Nedlloyd NV            Neth.      900,000     31,285,324
           Malaysian International
           Shipping Corp. Bhd., fgn.           Mal.    5,569,000     15,980,851
           Mayne Nickless Ltd., A              Aus.    4,000,000     19,182,057
           Peninsular & Oriental Steam
           Navigation Co.                      U.K.    1,680,000     14,467,478
           *Qantas Airways Ltd., ADR, 144a     Aus.      481,700      7,887,838
           +Shanghai Hai Xing Shipping
           Co., H                              Chn.   73,850,000      8,109,094
           Shun Tak Holdings                   H.K.   45,666,000     38,345,046
           Singapore Airlines Ltd., fgn.      Sing.    2,095,000     17,691,766
           Stena Line AB, B free               Swe.    2,000,000      9,997,535
           Swissair Schweizerische
           Luftverkehr AG                     Swtz.       48,940     30,868,003
           Transport Development Group PLC     U.K.    1,000,000      3,398,088
           Transportacion Maritima
           Mexicana SA de CV, L, ADR           Mex.      608,800      5,250,900
                                                                 --------------
                                                                    333,543,374
-------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                             COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Utilities--Electrical & Gas: 4.1%
           British Gas PLC                     U.K.    6,500,000 $   27,937,252
           Cia Energetica de Minas Gerais,
           ADR                                Braz.        7,000        157,726
           Compania Sevillana de
           Electricidad                         Sp.    6,397,428     40,551,389
           Electrabel SA                       Bel.      150,000     31,846,184
           Electricidad de Caracas            Venz.   12,254,270      9,444,080
           Endesa-Empresa Nacional de
           Electricidad SA                      Sp.       17,000        882,395
           Evn Energie-Versorgung
           Niederoesterreich AG                Aus.      150,000     19,599,012
           Iberdrola SA                         Sp.   10,267,215     78,833,743
           Shandong Huaneng Power              Chn.    3,000,000     25,125,000
           Thames Water Group PLC              U.K.    1,700,000     14,270,420
           VEBA AG                             Ger.    1,000,000     38,215,259
                                                                 --------------
                                                                    286,862,460
-------------------------------------------------------------------------------
 Wholesale & International Trade: 0.1%
           Sime Darby Hongkong Ltd.            H.K.    3,860,000      4,687,250
                                                                 --------------
 TOTAL COMMON STOCKS (cost $4,427,311,303)                        4,927,653,224
-------------------------------------------------------------------------------
 PREFERRED STOCKS: 2.3%
-------------------------------------------------------------------------------
           Ballast Nedam NV, ctf., conv.,
           pfd.                               Neth.      140,000      6,295,959
           Bayerische Motorenwerke AG
           (BMW), pfd.                         Ger.       10,000      3,923,706
           Cemig-Cia Energetica de Minas
           Gerais, pfd.                       Braz.  393,000,000      8,855,172
           +Krones AG Herman Kronseder
           Maschinen Fabrik, pfd.              Ger.       30,000     13,038,147
           Petrobras-Petroleo Brasileiro
           SA, pfd.                           Braz.   67,858,000      6,444,634
           Telebras-Telecomunicacoes
           Brasileiras SA, pfd.               Braz.  572,200,000     24,731,571
           Telebras-Telecomunicacoes
           Brasileiras SA, pfd., ADR          Braz.    1,950,000     84,825,000
           Telesp-Telecomunicacoes de Sao
           Paulo SA, pfd.                     Braz.   71,477,000     11,744,075
                                                                 --------------
 TOTAL PREFERRED STOCKS (cost $135,166,912)                         159,858,264
-------------------------------------------------------------------------------

TEMPLETON FOREIGN FUND
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                  PRINCIPAL IN
 INDUSTRY  ISSUE                        COUNTRY LOCAL CURRENCY**     VALUE

-------------------------------------------------------------------------------
 BONDS: 8.9%
-------------------------------------------------------------------------------
           ARBED SA, 2.50%, conv.,
            7/15/03                      Ger.        4,500,000   $    2,666,894
           British Airways, DEB,
            9.75%, 6/15/05               U.K.        1,450,000        4,261,722
           C.S. Holding Finance BV,
            4.875%, conv., 11/19/02      U.S.        2,720,000        3,420,400
           Government of Australia:
           7.00%, 8/15/98                Aus.       60,600,000       44,419,320
           6.25%, 3/15/99                Aus.       61,700,000       43,747,587
           7.00%, 4/15/00                Aus.       61,700,000       43,947,934
           Jardine Strategic Holdings
           Ltd., 7.50%, conv.            U.S.        9,050,000        9,728,750
           Softe SA, 4.25%, conv.,
            7/30/98, 144a                Itl.    2,280,000,000        1,582,091
           U.S. Treasury Notes:
           6.00%, 6/30/96                U.S.       45,500,000       45,606,470
           7.25%, 8/31/96                U.S.       44,500,000       45,125,670
           7.25%, 11/15/96               U.S.       45,000,000       45,766,350
           6.375%, 6/30/97               U.S.       25,800,000       26,058,000
           6.375%, 7/15/99               U.S.      102,500,000      103,749,475
           6.00%, 10/15/99               U.S.      103,000,000      102,854,770
           6.375%, 1/15/00               U.S.      103,000,000      104,303,980
                                                                 --------------
 TOTAL BONDS (cost $619,434,847)                                    627,239,413
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 17.8% (cost
  $1,248,748,598)
-------------------------------------------------------------------------------
           U.S. Treasury Bills, 5.25%
            to 5.41% with
            maturities to 11/02/95       U.S.    1,254,464,000    1,248,956,767
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.4% (cost
  $6,430,661,660)                                                 6,963,707,668
 OTHER ASSETS, LESS LIABILITIES: 0.6%                                40,958,073
                                                                 --------------
 TOTAL NET ASSETS: 100.0%                                        $7,004,665,741
                                                                 ==============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.
 +SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $6,430,661,660)                  $6,963,707,668
 Cash                                                      258,654
 Receivables:
  Investment securities sold                            66,715,254
  Capital shares sold                                   39,959,170
  Dividends and interest                                24,876,775
                                                    --------------
   Total assets                                      7,095,517,521
                                                    --------------
Liabilities:
 Payables:
  Investment securities purchased                       73,407,334
  Capital shares redeemed                                8,887,190
 Accrued expenses and other                              8,557,256
                                                    --------------
   Total liabilities                                    90,851,780
                                                    --------------
Net assets, at value                                $7,004,665,741
                                                    ==============
Net assets consist of:
 Undistributed net investment income                $  139,048,660
 Net unrealized appreciation                           533,046,008
 Accumulated net realized gain                         186,948,350
 Net capital paid in on shares of capital stock      6,145,622,723
                                                    --------------
Net assets, at value                                $7,004,665,741
                                                    ==============
Class I:
 Net asset value per share
  ($6,941,238,158 / 721,254,797 shares outstanding) $         9.62
                                                    ==============
 Maximum offering price ($9.62 / 94.25%)            $        10.21
                                                    ==============
Class II:
 Net asset value per share
  ($63,427,583 / 6,612,262
  shares outstanding)                               $         9.59
                                                    ==============
 Maximum offering price ($9.59 / 99.00%)            $         9.69
                                                    ==============

                  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $17,672,389
 foreign taxes withheld)
 Dividends                                  $ 132,137,764
 Interest                                      98,438,826
                                            -------------
  Total income                                             $230,576,590
Expenses:
 Management fees (Note 3)                      36,110,792
 Administrative fees
  (Note 3)                                      4,672,920
 Distribution fees (Note 3)
  Class I                                      14,581,987
  Class II                                         90,617
 Transfer agent fees (Note 3)                   5,675,000
 Custodian fees                                 2,953,484
 Reports to shareholders                        1,748,324
 Audit fees                                        52,000
 Legal fees (Note 3)                               16,400
 Registration and filing fees                     763,000
 Directors' fees and expenses                      73,500
 Other                                            146,923
                                            -------------
  Total expenses                                             66,884,947
                                                           ------------
   Net investment income                                    163,691,643
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                 228,410,217
  Foreign currency transactions                (9,184,434)
                                            -------------
                                              219,225,783
 Net unrealized depreciation on investments  (131,760,311)
                                            -------------
  Net realized and unrealized gain                           87,465,472
                                                           ------------
Net increase in net assets resulting from
 operations                                                $251,157,115
                                                           ============

TEMPLETON FOREIGN FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                   1995            1994
                                              --------------  --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                       $  163,691,643  $   69,788,022
  Net realized gain on investment and for-
   eign currency transactions                    219,225,783     253,139,732
  Net unrealized appreciation (depreciation)    (131,760,311)    277,918,869
                                              --------------  --------------
   Net increase in net assets resulting from
    operations                                   251,157,115     600,846,623
 Distributions to shareholders:
  From net investment income
     Class I                                     (84,334,594)    (42,656,339)
  From net realized gain
     Class I                                    (275,006,347)    (45,810,480)
 Capital share transactions (Note 2)
    Class I                                    2,035,091,105   1,834,286,777
    Class II                                      63,320,854              --
                                              --------------  --------------
     Net increase in net assets                1,990,228,133   2,346,666,581
Net assets:
 Beginning of year                             5,014,437,608   2,667,771,027
                                              --------------  --------------
 End of year                                  $7,004,665,741  $5,014,437,608
                                              ==============  ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON FOREIGN FUND
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a series of Templeton Funds, Inc. (the Company) which is an open-end, diversified management investment company regis-tered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective May 1, 1995, the Fund offered two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their ini-tial sales load, a contingent deferred sales charge on Class II shares, distri-bution fees, and voting rights on matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class I shares. At Au-gust 31, 1995, there were 2.7 billion shares of capital stock authorized ($1.00 par value) of which 1.5 billion shares have been classified as Fund shares. Ef-fective February 25, 1994 the shares of the Fund were split on a three shares for one share basis. All previously reported per share data for the Fund have been restated to give effect to the split. Transactions in the Fund's shares were as follows:

                                                      CLASS I
                               ---------------------------------------------------------
                                       YEAR ENDED                    YEAR ENDED
                                     AUGUST 31, 1995              AUGUST 31, 1994
                               ----------------------------  ---------------------------
                                  SHARES         AMOUNT        SHARES         AMOUNT
                               ------------  --------------  -----------  --------------
     Shares sold                294,214,786  $2,724,124,163  181,116,016  $2,483,185,483
     Shares issued on
      reinvestment
      of distributions           32,535,343     299,952,040    2,689,001      71,781,448
     Shares issued on 3-for-1
      split                              --              --  266,109,385              --
     Shares redeemed           (106,358,799)   (988,985,098) (50,785,053)   (720,680,154)
                               ------------  --------------  -----------  --------------
     Net increase               220,391,330  $2,035,091,105  399,129,349  $1,834,286,777
                               ============  ==============  ===========  ==============
                                        CLASS II
                               ----------------------------
                                     FOR THE PERIOD
                                       MAY 1, 1995
                                         THROUGH
                                     AUGUST 31, 1995
                               ----------------------------
                                  SHARES         AMOUNT
                               ------------  --------------
     Shares sold                  6,634,457  $   63,535,244
     Shares redeemed                (22,195)       (214,390)
                               ------------  --------------
     Net increase                 6,612,262  $   63,320,854
                               ============  ==============

TEMPLETON FOREIGN FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton, Galbraith & Hansberger Ltd. (TGH), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively. The Fund pays monthly an investment management fee to TGH equal, on an annual basis, to 0.75% of the average daily net assets of the Fund up to $200 million, reduced to 0.675% of such average daily net assets in excess of $200 million, and further reduced to 0.60% of such net assets in excess of $1.3 billion. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1995, FTD received net commissions of $6,510,032 from the sale of the Fund's shares and FTIS received fees of $5,675,000.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1995, unreimbursed expenses amounted to $1,260,716. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $27,331 were paid to FTD for the year ended August 31, 1995.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $16,400 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $3,037,829,609 and $983,398,285, respec-
tively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 776,467,301
     Unrealized depreciation       (243,421,293)
                                  -------------
     Net unrealized appreciation  $ 533,046,008
                                  =============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1995 amounted to $27,364,287. For the year ended August 31, 1995, dividend income from affil-iated companies was $423,388.

TEMPLETON FOREIGN FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Foreign Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Foreign Fund series of Templeton Funds, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Foreign Fund series of Templeton Funds, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted ac-counting principles.

                                              /s/ McGladrey & Pullen, LLP


New York, New York
September 29, 1995

                                     Notes
                                     -----

                                     Notes
                                     -----

                                     Notes
                                     -----

--------------------------

 TEMPLETON FOREIGN FUND

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton Foreign Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------


[RECYCLING LOGO APPEARS HERE]                                    TL104 A95 10/95

TEMPLETON
FOREIGN
FUND

Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]